Business acquisition	6 Months Ended
Dec. 31, 2022
Business Acquisition
Business acquisition

7 Business acquisition

On 14 July 2022, the Company completed the acquisition of AffinityDNA’s direct-to-consumer eCommerce business and distribution rights. The purchase consideration has two parts, $486,187 (£277,500) on the acquisition date (which has been paid) and a further $486,187 (£277,500) as contingent consideration. The second payment is payable on the achievement of certain financial targets.

The value identified in relation to the acquisition of the AffinityDNA is provisional while the Company gathers the information necessary to accurately value the intangible assets acquired via the transaction. This may impact the initial accounting for fair value of the acquired business. The fair value will be determined in conjunction with the finalisation of the full year financial results for the financial year ending 30 June 2023.

Details of net assets acquired and of goodwill are as follows:

$
Fair value of consideration transferred
Amount settled in cash	486,187
Contingent consideration	486,187
Total consideration	972,374
Recognised amounts of identifiable net assets*	-
Goodwill on acquisition	972,374

*	All assets and liabilities of AffinityDNA were either fully settled or remained with the previous owner, which resulted in nil balance recognised on acquisition date.

Goodwill arises on the acquisition of a business combination. Goodwill is calculated as the excess sum of:

●	the consideration transferred;
●	any non-controlling interest; and
●	the acquisition date fair value of any previously held equity interest; over the acquisition date fair value of net identifiable assets acquired.

Goodwill is not amortised. Instead, goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired, and is carried at cost less accumulated impairment losses. Impairment losses on goodwill are taken to profit or loss and are not subsequently reversed.